Exhibit 99.2
Fourth Quarter Fiscal 2025 May 21, 2025

NEIL BRINKER President and Chief Executive Officer MICK LUCARELI Executive Vice President and Chief Financial Officer KATHY POWERS Vice President, Treasurer, and Investor Relations 2

Forward-Looking Statements 3 This presentation contains statements, including information about future financial performance and market conditions, accompanied by phrases such as “believes,” “estimates,” “expects,” “plans,” “anticipates,” “intends,” “projects,” and other similar “forward-looking” statements, as defined in the Private Securities Litigation Reform Act of 1995. Modine's actual results, performance or achievements may differ materially from those expressed or implied in these statements because of certain risks and uncertainties, including, but not limited to those described under “Risk Factors” in Item 1A of Part I of the Company's Annual Report on Form 10-K for the year ended March 31, 2024 and under Forward-Looking Statements in Item 7 of Part II of that same report and in the Company's Quarterly Report on Form 10-Q for the quarters ended June 30, 2024, September 30, 2024, and December 31, 2024. Other risks and uncertainties include, but are not limited to, the following: the impact of potential adverse developments or disruptions in the global economy and financial markets, including impacts related to inflation, energy costs, government incentive or funding programs, supply chain challenges or supplier constraints, logistical disruptions, tariffs, sanctions and other trade issues or cross-border trade restrictions; the impact of other economic, social and political conditions, changes and challenges in the markets where we operate and compete, including foreign currency exchange rate fluctuations, changes in interest rates, tightening of the credit markets, recession or recovery therefrom, restrictions associated with importing and exporting and foreign ownership, public health crises, and the general uncertainties, including the impact on demand for our products and the markets we serve from regulatory and/or policy changes that have been or may be implemented in the U.S. or abroad, including those related to tax and trade, climate change, public health threats, and military conflicts, including the conflicts in Ukraine and in the Middle East and tensions in the Red Sea; the overall health and pricing focus of our customers; changes or threats to the market growth prospects for our customers; our ability to successfully realize anticipated benefits, including improved profit margins and cash flow, from our strategic initiatives and our application of 80/20 principles across our businesses; our ability to be at the forefront of technological advances and the impacts of any changes in the adoption rate of technologies that we expect to drive sales growth; our ability to accelerate growth organically and through acquisitions and successfully integrate acquired businesses; our ability to successfully exit portions of our business that do not align with our strategic plans; our ability to effectively and efficiently manage our operations in response to sales volume changes, including maintaining adequate production capacity to meet demand in our growing businesses while also completing restructuring activities and realizing benefits thereof; our ability to fund our global liquidity requirements efficiently and comply with the financial covenants in our credit agreements; operational inefficiencies as a result of product or program launches, unexpected volume increases or decreases, product transfers and warranty claims; the impact on Modine of any significant increases in commodity prices, particularly aluminum, copper, steel and stainless steel (nickel) and other purchased components and related costs, and our ability to adjust product pricing in response to any such increases; our ability to recruit and maintain talent in managerial, leadership, operational and administrative functions and to mitigate increased labor costs; our ability to protect our proprietary information and intellectual property from theft or attack; the impact of any substantial disruption or material breach of our information technology (“IT”) systems; costs and other effects of environmental investigation, remediation or litigation and the increasing emphasis on environmental, social and corporate governance matters; our ability to realize the benefits of deferred tax assets; and other risks and uncertainties identified in our public filings with the U.S. Securities and Exchange Commission. Forward-looking statements are as of the date of this presentation, and we do not assume any obligation to update any forward-looking statements.

FY24 FY25 Adjusted EBITDA & EBITDA Margin* 4 ▪ Third consecutive record year including strong fourth quarter performance ▪ Successfully executing on strategy to drive profitable top-line growth and expand EBITDA margins ▪ Organic and inorganic investments in the Climate Solutions segment have driven significant growth, now greatest revenue contributor ▪ Rate of earnings growth far outpacing revenue growth; driven by 80/20 and a favorable business mix shift Opening Comments (In millions) $2,407.8 $2,583.5 $314.3 $392.1 13.1% 15.2% FY24 FY25 Net Sales * See appendix for the full GAAP income statement and Non-GAAP reconciliations

Climate Solutions

- Outstanding year; 30% increase in revenues, 45% increase in adjusted EBITDA
- Data center revenue increased 119% to $644 million, and included $197 million of data center revenue from Scott Springfield acquisition
- Strong organic growth in North America, increasing production capacity in Rockbridge, VA and Grenada, MS
- Launching modular data center cooling solution in North America
- India expansion on track to launch production in Q2 FY26
- Completed acquisition of AbsolutAire, complementary heating products and distribution channel
- Business development team working on other growth initiatives


(In millions)
Net Sales
$1,108.1
30%
$1,440.8
FY24
FY25


Adjusted EBITDA &
EBITDA Margin*
$208.1
18.8%
45%
$302.7
21.0%
FY24
FY25

* See appendix for the full GAAP income statement and Non-GAAP reconciliations

5

Performance Technologies ▪ Delivered strong fourth quarter despite challenging market conditions ▪ Vehicular markets remain in an extended downturn, with further delays in launch and ramp of EV programs ▪ Simplifying structure to two product groups: Heavy-Duty Equipment and On-Highway Applications ▪ Implementing further actions to heighten focus and reduce costs ▪ Focusing on controllable areas and taking decisive actions during period of great uncertainty regarding tariffs and global trade policies ▪ Strong competitive position due to global footprint and local-for-local approach 6 FY24 FY25 Adjusted EBITDA & EBITDA Margin* $152.4 $157.2 11.5% 13.5% FY24 FY25 (In millions) Net Sales $1,321.3 $1,163.5 * See appendix for the full GAAP income statement and Non-GAAP reconciliations

Climate Solutions

(In millions)

Net Sales



$278.2
28%
$356.3
Q4 FY24
Q4 FY25

80% **Data Centers**
- Strong growth from the SSM acquisition and organic growth driven by NA colocation customers

27% **HVAC&R**
- Improvement driven by late season heating demand, Indoor Air Quality (IAQ) sales across all products and refrigeration coolers

-11% **Heat Transfer Products**
- Lower sales to most end markets, driven by softer market demand and customer in-sourcing decisions; partially offset by heatpump

Adjusted EBITDA & EBITDA Margin*



$51.6
18.5%
48%
$76.3
21.4%
Q4 FY24
Q4 FY25

- Favorable sales mix, with higher data center sales benefitting adjusted EBITDA margin, resulting in a 290 bps improvement
- Significant margin improvement from the SSM acquisition, along with organic volume gains
- Earnings and revenue outlooks remain strong in targeted markets, particularly for data centers; business development team is focused on bolt-on acquisition opportunities

* See appendix for the full GAAP income statement and Non-GAAP reconciliations

7

Performance Technologies Q4 FY24 Q4 FY25 Adjusted EBITDA & EBITDA Margin* Q4 FY24 Q4 FY25 Net Sales $330.0 $294.8 $42.1 $44.1 (In millions) Advanced Solutions ▪ Lower sales of EV auto and EVantage products, partially offset by higher sales to CV specialty vehicle and military customers Liquid-Cooled Applications ▪ Lower demand from CV and off-highway (OH) markets, with continued softness in Europe, Asia and NA Air-Cooled Applications ▪ 29% increase in Genset sales, offset by lower Auto, OH and CV demand ▪ Revenue impacted by broad market weakness with no impact from divestitures; organic sales decreased 8% ▪ 220 bps increase in adjusted EBITDA margin due to improved operating efficiency ▪ Recent cost reduction actions resulted in increased Q4 plant performance and lower SG&A ▪ Achieved Q4 and full year earnings improvement despite lower volumes; 80/20 disciplines will remain the foundation -12% -7% -13% 12.8% 15.0% * See appendix for the full GAAP income statement and Non-GAAP reconciliations 8

Q4 FY24 Q4 FY25 Adjusted EBITDA & EBITDA Margin* Financial Review (In millions) Q4 FY25 Q4 FY24 Net Sales $647.2 $603.5 Gross Profit 166.0 135.3 % of net sales 25.7% 22.4% SG&A expenses 81.5 75.6 % of net sales 12.6% 12.5% Operating Income 74.5 46.8 % of net sales 11.5% 7.8% Adjusted EBITDA* 104.1 78.8 % of net sales 16.1% 13.1% Adjusted EPS* $1.12 $0.77 (In millions) $603.5 $647.2 $78.8 $104.1 ▪ Sales improvement driven by organic data center growth and the SSM acquisition; partially offset by anticipated weakness in PT vehicular markets ▪ Strong earnings conversion with 330 bps gross margin improvement driven by the acquisition and productivity improvements at our plants ▪ Increased SG&A due to the acquisition, including higher amortization and compensation expenses ▪ Exceptional adjusted EBITDA growth of 32%, along with a 300 bps margin improvement; the 13th consecutive quarter of margin improvement ▪ Robust adjusted EPS growth of 45% driven by higher earnings 13.1% 16.1% * See appendix for the full GAAP income statement and Non-GAAP reconciliations 9 Q4 FY24 Q4 FY25 Net Sales

Cash Flow and Metrics Cash Flow and Metrics FY25 YTD Free Cash Flow $129 million Net Debt (as of March 31) $279 million Leverage Ratio (as of March 31) 0.7x Capital Expenditures $84 million Modine Maintains Strong Balance Sheet & Liquidity ▪ Solid free cash flow in the quarter; $27M ▪ Net debt decreased $92M YoY; decreased $8M during the quarter ▪ Share repurchase program approved this quarter; 230,000 shares repurchased during March ▪ Balance sheet remains strong to support both organic growth and acquisition initiatives * See appendix for the full GAAP income statement and Non-GAAP reconciliations 10

Fiscal 2026 Outlook Metrics Guidance Comments Net Sales +2% to +10% $2.64B to $2.84B Adjusted EBITDA* $420M to $450M +7% to +15% FY26 Modine Segment Sales Outlook Climate Solutions +12% to +20% Performance Technologies (2%) to (12%) * See appendix for the full GAAP income statement and Non-GAAP reconciliations Introducing our Financial Outlook ▪ Providing wider revenue and earnings ranges to account for significant economic and tariff uncertainties ▪ Anticipating revenue growth of 2% to 10% ▪ Another year of strong growth in Climate Solutions, including more than 30% growth in data center sales ▪ Assuming Performance Technologies markets remain depressed throughout calendar 2025 ▪ Forecasting 7% to 15% adjusted EBITDA growth, which would result in the fourth consecutive year of record results ▪ Expecting another year of strong free cash flow, exceeding the prior fiscal year, with a range of 6% - 7% of sales ▪ Interest, depreciation and income tax assumptions included in the appendix 11

Appendix 12

Tariff Disclosures 13 Tariff Environment and Mitigation Actions Country Segment Exposure Short-term Mitigation Longer-term Mitigation Canada Climate Solutions Production of data center products for U.S. customers; manage via contractual pass-through arrangements Explore capacity expansion in U.S. to support continued growth Mexico Climate Solutions & Performance Technologies Production of heat transfer components for U.S. customers; manage via contractual pass-through arrangements and surcharges to recover costs on a case-by-case basis Use existing U.S. capacity where required to meet customer commitments as necessary China Performance Technologies Less than 10% of U.S. supply is sourced from China; manage via contractual pass-through arrangements and surcharges to recover costs on a case-by-case basis Continue process of reducing dependance on China for supply and resource to lower cost suppliers U.S. Climate Solutions & Performance Technologies Existing U.S. footprint supports local demand with opportunity to expand if necessary Provides competitive advantage to win business from non-U.S. suppliers Modine is in a very strong position to mitigate tariff exposure given the direction 80/20 principles have been leading us ▪ Difficult to predict the impact of tariffs on our supply chain as well as on our customers ▪ Pricing actions are being implemented on a case-by-case basis in all supplier and customer interactions ▪ No major lag in recovering tariff costs is anticipated ▪ Overall uncertainty is factored into our financial guidance

GAAP Income Statement 14

Non-GAAP Reconciliations* 15 * See the footnotes on slide 16 for additional information regarding these adjustments.

Non-GAAP Reconciliations 16

Non-GAAP Reconciliations 17 (a) See the adjusted financial results on slide 15 and related footnotes on slide 16 for additional information regarding these adjustments.

Non-GAAP Reconciliations 18 Modine Manufacturing Company Net debt (unaudited) (In millions) March 31, 2025 December 31, 2024 March 31, 2024 Debt due within one year $ 54.1 $ 40.8 $ 31.7 Long-term debt 296.7 330.0 399.9 Total debt 350.8 370.8 431.6 Less: cash and cash equivalents 71.6 83.8 60.1 Net debt $ 279.2 $ 287.0 $ 371.5

Non-GAAP Reconciliations 19

Forward-Looking Non-GAAP Financial Measure 20 The Company’s fiscal 2026 guidance includes adjusted EBITDA, which is a non-GAAP financial measure. The full-year fiscal 2026 guidance includes the Company’s estimates for interest expense of approximately $18 to $20 million, a provision for income taxes of approximately $84 to $92 million, and depreciation and amortization expense of approximately $75 to $79 million. The non-GAAP financial measure also excludes certain cash and non-cash expenses or gains. These expenses and gains may be significant and include items such as restructuring expenses (including severance and equipment transfer costs), acquisition and integration costs, impairment charges and certain other items. The Company approved targeted headcount reductions within the Performance Technologies segment in May 2025 and, as a result, expects to record approximately $4 million of severance during the first quarter of fiscal 2026. In addition, the Company has agreed to sell its technical service center in Germany and expects to record a gain on sale of approximately $3 million during fiscal 2026 upon closing. Estimates of other expenses and gains for fiscal 2026 that will be excluded for the non-GAAP financial measure are not available due to the low visibility and unpredictability of these items.